UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2008
Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	13-3929237

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, Suite 300	20814
Bethesda, Maryland

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 961-3400
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
In connection with the appointment of John C. Wright as a member of the registrant’s Board of Directors, as described in Item 5.02 below, the registrant entered into an Indemnification Agreement with Mr. Wright effective February 19, 2008. This Indemnification Agreement, among other things, provides that the registrant will indemnify Mr. Wright to the fullest extent permitted by law for claims arising in his capacity as a director of the registrant. The Indemnification Agreement also establishes the procedures that will apply in the event Mr. Wright makes a claim for indemnification. The Indemnification Agreement is substantially identical to agreements previously entered into between the registrant and its other directors.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2008, the Board of Directors increased the number of directors constituting the registrant’s Board of Directors to seven and appointed John C. Wright to the resulting vacancy. Mr. Wright, age 59, was the chief executive officer of Quadramed Corporation, a software company, from July 2003 to September 2005. Prior to that, Mr. Wright served as a financial consultant. Mr. Wright was with Ernst & Young LLP, an international auditing firm, from 1971 until 2000, most recently as an audit partner focusing on the technology sector. Mr. Wright also serves on the board of directors of Watson Wyatt Worldwide, a global provider of human capital consulting services.
The press release issued in connection with the announcement of Mr. Wright’s appointment to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On February 19, 2008, the Board of Directors amended and restated the Company’s Code of Conduct to clarify and rationalize the chain of internal reporting and assessment with respect to employee concerns or complaints regarding accounting or auditing matters or alleged violations of the Code. The amended and restated Code of Conduct is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
14.1	Amended and restated Code of Conduct.

99.1	Press Release issued by the registrant on February 22, 2008 announcing the appointment of John C. Wright to the registrant’s Board of Directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.
Date: February 25, 2008	/s/ MARIAM E. MORRIS
	Name:	Mariam E. Morris
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

14.1	Amended and restated Code of Conduct.

99.1	Press Release issued by the registrant on February 22, 2008 announcing the appointment of John C. Wright to the registrant’s Board of Directors.